Rule 497(d)


                                    FT 5292
                       Top Picks February 2015 Portfolio

                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, the following unaudited disclosures of Oppenheimer & Co. Inc. ("Oppenheimer ") apply to the securities of Relypsa, Inc. held by the Trust:

      o     Oppenheimer makes a market in the common stock of this company.

      o Oppenheimer expects to receive or intends to seek compensation for investment banking services from this company within the next three months.

      o Oppenheimer has received compensation for investment banking services from this company within the past 12 months.

      o Oppenheimer has managed or co-managed a public offering of securities for this company within the past 12 months.

      o Oppenheimer has provided investment banking services for this company within the past 12 months.

February 27, 2015